                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         DECEMBER 22, 2003
                                                --------------------------------

COMMISSION FILE NUMBER:                        1-5273-1
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                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


          New York                                                13-2565216
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(State of other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)


 650 Fifth Avenue, New York, New York                             10019-6108
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(Address of principal executive offices)                          (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


                                       N/A
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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)


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ITEM 5
OTHER EVENTS

On December 22, 2003, the Company issued a press release announcing an agreement to acquire deposits and a branch located at One Executive Boulevard in Yonkers, New York from City & Suburban Federal Savings Bank. The acquisition marks Sterling National Bank's expansion into the Westchester marketplace and will be the bank's tenth banking location in New York. The transaction is anticipated to close in February 2004, pending regulatory approvals and certain other conditions of closing. The press release is included herein as Exhibit 99.1.

ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of the Business Acquired.

      Not Applicable


(b)   Pro Forma Financial Information

      Not Applicable

(c)   Exhibits

      99.1 Press Release dated December 22, 2003


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   December 23, 2003


BY:     /s/ JOHN W. TIETJEN
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        JOHN W. TIETJEN
        Executive Vice President, Treasurer
        and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number
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
  99.1          Press Release dated December 22, 2003